SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549

                                        FORM 8-K

                   Current Report Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934



                                     June 29, 1995
                    Date of Report (Date of earliest event reported)



                               CALIFORNIA MICROWAVE, INC.
                 (Exact name of registrant as specified in its charter)


             Delaware                 0-7428              94-1668412
             (State or other          (Commission         (IRS Employer
             jurisdiction of          File Number)        Identification No.)
             incorporation)


                        985 Almanor Avenue, Sunnyvale California 94086
                     (Address of principal executive offices)  (Zip Code)


            (Registrant's telephone number, including area code):  408/732-4000

























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                       Item 5.  Other Events.

                       On June 29, 1995 California Microwave, Inc. (the
             "Company") issued the press release attached as Exhibit 99.1 hereto announcing that it expects to report restructuring and other charges and a net loss for the fourth quarter and for its fiscal year ended June 30, 1995. Fourth quarter results are impacted by both lower than expected sales, which are estimated to be approximately $115 million, and by restructuring and other charges.

                       Item 7.  Financial Statements and Exhibits.

                  (c)  Exhibits

                       99.1 Press Release of California Microwave, Inc.
                            dated June 29, 1995


                                       SIGNATURE

                       Pursuant to the requirements of the Securities
             Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CALIFORNIA MICROWAVE, INC.
                                           (Registrant)



                                      By:       /s/ Garrett E. Pierce
                                           ______________________________
                                      Name:     Garrett E. Pierce
                                      Title:    Executive Vice President
                                                Chief Financial Officer



             Dated:  June 30, 1995














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                                     EXHIBIT INDEX



                  Exhibit No.         Description of Exhibit


                  99.1                Press Release of California
                                      Microwave, Inc. dated June 29, 1995














































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